TRANSACTIONS WITH RELATED PARTIES (Tables)	12 Months Ended
Dec. 31, 2012
TRANSACTIONS WITH RELATED PARTIES [Abstract]
Schedule of Maturity of Debt Obligations
2013	$463
2014	490
2015	518
2016	549
2017	581
2018 and thereafter	8,944
$11,545

Schedule of Transactions and Balances with Related Parties

The following table summarizes transactions with related parties:

	Year ended December 31,
	2010	2011	2012

Revenues (to affiliated company-U.S. Quartz(*))	$30,916	$12,833	$-
Cost of revenues	$26,967	$14,720	$6,147
Research and development	$294	$347	$301
Selling and marketing	$675	$806	$682
General and administrative	$6,715	$6,169	$3,053
Financial and other income, net	$73	$29	$236

(*)	Through the acquisition date on May 18, 2011.

b.	Balances with related parties:

	December 31,
	2011	2012

Accounts payable	$5,437	$2,888
Long-term loan and financing leaseback from related party (1,2)	$1,820	$12,188

(1)	On January 17, 2011, a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders, CIOT and the Company, on a pro rata basis. The loan bears interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 1/4 percent. The loan is due four years following the date on which it was made. The interest accrued on the loan is payable on a quarterly basis.
(2)	In September, 2012, a financing leaseback of $10.9 million related to the Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam,. The financing leaseback bears interest until repayment at a per annum rate equal to 5.87% and is subject to adjustment for increases in the Israeli consumer price index.